SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 26, 2005
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                            INTERPHARM HOLDINGS, INC.

               (Exact name of Registrant as specified in charter)

         Delaware                   0-22710                     13-3673965
(State or other jurisdic-         (Commission                 (IRS Employer
 tion of incorporation)           File Number)              Identification No.)

  75 Adams Avenue, Hauppauge, New York                  11788
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (631) 952-0214
                                                      --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12
    under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)
    under the Exchange   Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

      On May 26, 2005, Surinder Rametra, Director of Business Development for Interpharm Holdings, Inc. (the "Company"), resigned this executive officer position. Mr. Rametra will continue as an employee of the Company as Facilities Manager for the Company's second location in Yaphank, New York.

      Mr. Rametra's resignation is not a result of any disagreement with the Company on any matter, including any matter related to the operations, policies or practices of the Company.

      The Company has not appointed any person to fill in the vacancy created by the resignation of Mr. Rametra.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERPHARM HOLDINGS, INC.

May 27, 2005                            By: /s/ George Aronson
                                            -----------------------------------
                                                George Aronson
                                                Chief Financial Officer